UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5281

Oppenheimer Champion Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Asset-Backed Securities–0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11[1,2] (Cost $2,746,126)	$6,122,584	$—
Mortgage-Backed Obligations–0.0%
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[1,2] (Cost $433,769)	437,665	38,296
Corporate Bonds and Notes–85.7%
Consumer Discretionary–22.4%
Auto Components–2.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,320,000	2,467,900
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	5,879,000	6,261,135
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	775,000	783,719
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	2,715,000	2,653,913

		12,166,667
Automobiles–0.1%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[3]	490,000	507,150
Diversified Consumer Services–0.4%
Monitronics International, Inc., 9.125% Sr. Nts., 4/1/20[3]	1,280,000	1,235,200
ServiceMaster Co., 8% Sr. Unsec. Unsub. Nts., 2/15/20	770,000	842,188

		2,077,388
Hotels, Restaurants & Leisure–6.4%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	2,385,000	2,468,475
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	1,095,000	1,252,406
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[3]	1,225,000	1,280,125
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	1,095,000	1,256,513
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[3]	2,230,000	2,374,950
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	12,088,000	8,325,610
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,905,000	2,705,281
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,545,000	2,621,350
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,560,000	2,614,400
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18	1,160,000	1,319,500
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	4,280,000	4,429,800
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	2,070,000	2,302,875
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,2]	3,900,000	—

		32,951,285
Household Durables–1.7%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	1,335,000	1,288,275
9.125% Sr. Unsec. Nts., 5/15/19	3,790,000	3,325,700
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	290,000	307,400
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[3]	980,000	1,011,850
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 9% Sr. Nts., 5/15/18[3]	1,330,000	1,310,050

1	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Household Durables Continued
9% Sr. Nts., 4/15/19[3]	$1,275,000	$1,278,188

		8,521,463
Leisure Equipment & Products–0.5%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	2,560,000	2,675,200
Media–9.1%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,430,000	1,136,850
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,430,000	2,941,225
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	1,190,000	1,282,225
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	3,079,000	3,032,815
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[3]	1,725,000	1,867,313
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	3,985,000	3,970,056
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[3]	2,365,000	2,530,550
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,635,000	1,549,163
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22[3]	975,000	989,625
7.875% Sr. Unsec. Nts., 9/1/19	2,800,000	3,241,000
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	2,361,000	2,514,465
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	2,330,000	2,434,850
Lamar Media Corp., 5.875% Sr. Sub. Nts., 2/1/22[3]	995,000	1,024,850
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[3]	2,810,498	2,922,918
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	2,375,000	2,520,469
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	3,315,000	3,629,925
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	1,835,000	1,954,275
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	1,150,000	1,236,250
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	1,635,000	1,716,750
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	2,490,000	2,552,250
Virgin Media Finance plc: 5.25% Sr. Unsec. Unsub. Nts., 2/15/22	960,000	986,400
8.375% Sr. Unsec. Unsub. Nts., 10/15/19	1,095,000	1,235,981

		47,270,205
Specialty Retail–1.4%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	635,000	676,275
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	1,250,000	1,296,875
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	2,520,000	2,608,200
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	195,000	206,700
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	2,330,000	2,545,525

		7,333,575

2	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Textiles, Apparel & Luxury Goods–0.4%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	$1,190,000	$1,270,325
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	930,000	902,100

		2,172,425
Consumer Staples–3.8%
Food & Staples Retailing–0.2%
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	1,195,000	1,224,875
Food Products–3.0%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	2,715,000	2,565,675
ASG Consolidated LLC, 12.075% Sr. Nts., 5/15/17[3,4]	5,974,482	4,779,586
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	2,115,000	2,120,288
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22[3]	2,405,000	2,543,288
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	3,295,000	3,476,225

		15,485,062
Household Products–0.3%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	1,100,000	1,248,500
Personal Products–0.1%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	585,000	649,350
Tobacco–0.2%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	1,205,000	1,214,038
Energy—11.1%
Energy Equipment & Services–3.1%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,510,000	1,434,500
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	1,920,000	1,838,400
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[3]	1,275,000	1,238,344
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20[3]	2,575,000	2,568,563
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	4,300,000	4,687,000
11.50% Sr. Sec. Nts., 8/1/15[3]	1,035,000	1,128,150
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,350,000	2,432,250
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	895,000	941,988

		16,269,195
Oil, Gas & Consumable Fuels–8.0%
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	2,625,000	2,913,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75% Sr. Unsec. Sub. Nts., 6/15/18	2,035,000	2,182,538
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	1,010,000	1,015,050
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	2,975,000	3,160,938
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	2,370,000	2,645,513
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	2,390,000	2,354,150
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	3,895,000	4,055,669
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	480,000	500,400
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22[3]	1,550,000	1,575,188
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,770,000	902,700

3	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	$3,590,000	$3,886,175
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	2,145,000	2,201,306
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	1,670,000	1,473,775
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	930,000	869,550
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	1,250,000	1,175,000
11.75% Sr. Nts., 1/1/16	1,775,000	1,737,281
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,110,000	1,218,225
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	1,920,000	1,912,800
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	1,110,000	1,162,725
9.875% Sr. Unsec. Nts., 5/15/16	1,315,000	1,446,500
SM Energy Co., 6.50% Sr. Nts., 1/1/23[3]	1,245,000	1,255,894
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	1,600,000	1,464,000

		41,109,127
Financials–9.1%
Capital Markets–3.2%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	1,655,000	1,655,000
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	4,730,000	5,132,050
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	1,080,000	982,800
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	1,085,000	1,106,700
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	3,599,000	4,021,883
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	1,660,000	1,333,179
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	1,971,000	936,225
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	2,880,000	1,152,000

		16,319,837
Commercial Banks–0.4%
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[2]	1,894,600	1,900,521
Consumer Finance–0.5%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,505,000	1,561,438
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	1,150,000	1,276,500

		2,837,938
Diversified Financial Services–0.8%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	1,090,000	1,283,475
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	2,615,000	2,791,513

		4,074,988
Insurance–1.0%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	1,965,000	2,178,694
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	2,798,000	3,154,745

		5,333,439

4	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Real Estate Investment Trusts–1.4%
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17	$1,205,000	$1,331,525
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	2,475,000	2,546,156
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	3,270,000	3,507,075

		7,384,756
Real Estate Management & Development–1.8%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,4]	3,771,319	3,299,904
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	2,520,000	2,614,500
9% Sr. Sec. Nts., 1/15/20[3]	1,290,000	1,335,150
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[3,5]	2,170,000	2,053,363

		9,302,917
Health Care–5.5%
Biotechnology–0.2%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	900,000	969,750
Health Care Equipment & Supplies–1.6%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	1,460,000	1,233,700
Alere, Inc.: 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,395,000	1,436,850
8.625% Sr. Unsec. Sub. Nts., 10/1/18	1,375,000	1,395,625
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	2,310,000	2,503,463
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[3]	1,350,000	1,424,250

		7,993,888
Health Care Providers & Services–3.0%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	2,111,208	2,171,905
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	800,000	836,000
5.875% Sr. Unsec. Nts., 1/31/22[3]	400,000	417,500
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,570,000	1,373,750
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	2,306,000	2,530,835
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,910,000	2,713,575
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	1,515,000	1,090,800
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22[3]	575,000	592,250
Radiation Therapy Services, Inc.:
8.875% Sec. Nts., 1/15/17[3]	1,360,000	1,312,400
9.875% Sr. Unsec. Sub. Nts., 4/15/17	1,220,000	960,750
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[1]	2,010,000	40,200
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,605,000	1,649,138

		15,689,103
Life Sciences Tools & Services–0.2%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	1,015,000	1,115,231

5	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Pharmaceuticals–0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	$715,000	$741,813
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	910,000	962,325
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	655,000	705,763

		2,409,901
Industrials–13.3%
Aerospace & Defense–3.3%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	1,060,000	1,176,600
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,905,000	4,218,300
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	3,755,000	3,942,750
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,203,000	1,302,248
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,360,000	1,458,600
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	2,225,000	2,453,063
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	2,225,000	2,480,875

		17,032,436
Air Freight & Logistics–0.5%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[3]	2,315,000	2,419,175
Airlines–0.5%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	2,455,310	2,578,075
Building Products–0.7%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[3]	1,170,000	1,050,075
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	2,470,000	2,513,225

		3,563,300
Commercial Services & Supplies–1.6%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	5,295,000	5,069,963
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	920,000	977,500
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	2,285,000	2,433,525

		8,480,988
Machinery–2.8%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22[3]	1,560,000	1,610,700
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[3]	2,390,000	2,551,325
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[3]	705,000	757,875
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	3,385,000	3,672,725
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	2,435,000	2,538,488
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	2,260,000	2,322,150
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,545,000	1,224,413

		14,677,676
Marine–0.9%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	3,730,000	3,944,475
Navios Maritime Holdings, Inc., 8.875% Sr. Sec. Nts., 11/1/17	755,000	764,438

		4,708,913

6	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Professional Services–0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[2]	$1,265,000	$1,157,475
Road & Rail–1.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	770,000	829,675
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	3,005,000	3,237,888
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	4,984,000	3,040,240

		7,107,803
Trading Companies & Distributors–1.4%
NES Rentals Holdings, Inc., 12.25% Sr. Sec. Nts., 4/15/15[3]	3,000,000	2,925,000
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[3]	3,075,000	3,221,063
7.625% Sr. Unsec. Nts., 4/15/22[3]	770,000	808,500

		6,954,563
Information Technology–6.5%
Communications Equipment–0.9%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	2,480,000	2,312,600
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20[2]	1,157,000	1,174,355
Zayo Escrow Corp.:
8.125% Sr. Sec. Nts., 1/1/20	575,000	603,750
10.125% Sr. Unsec. Nts., 7/1/20[3]	385,000	410,988

		4,501,693
Computers & Peripherals–0.4%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	2,120,000	2,294,900
Electronic Equipment & Instruments–0.7%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	975,000	1,011,563
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	2,395,000	2,610,550

		3,622,113
Internet Software & Services–1.0%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	4,640,000	4,964,800
IT Services–1.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	2,375,000	2,291,875
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[3]	1,015,000	1,103,813
9.875% Sr. Unsec. Nts., 9/24/15	1,225,000	1,246,438
12.625% Sr. Unsec. Nts., 1/15/21	2,140,000	2,153,375

		6,795,501
Semiconductors & Semiconductor Equipment–2.0%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	3,450,000	3,812,250
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	1,195,000	1,197,988
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	2,375,000	2,553,125
10.75% Sr. Unsec. Nts., 8/1/20	1,432,000	1,546,560
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[3]	1,080,000	1,236,600

		10,346,523
Software–0.2%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[3]	485,000	520,163

7	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Software Continued
SunGard Data Systems, Inc., 7.375% Sr. Unsec. Nts., 11/15/18	$710,000	$765,025

		1,285,188
Materials–6.5%
Chemicals–2.1%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	1,220,000	1,195,600
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	1,295,000	1,327,375
9% Sec. Nts., 11/15/20	1,785,000	1,548,488
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,920,000	1,992,000
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21[3]	2,050,000	2,260,125
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	2,725,000	2,077,813
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	325,000	350,188

		10,751,589
Construction Materials–0.3%
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	1,675,000	1,649,875
Containers & Packaging–1.2%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3,6]	580,000	600,300
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	3,130,000	3,321,713
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[3]	580,000	596,968
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[3]	2,632,000	2,013,480

		6,532,461
Metals & Mining–0.6%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	2,240,000	2,284,800
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	590,000	638,675

		2,923,475
Paper & Forest Products–2.3%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	4,410,000	4,740,750
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[1,3]	5,347,000	2,646,765
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	2,140,000	2,230,950
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[1]	1,320,000	864,600
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	1,735,000	1,223,175

		11,706,240
Telecommunication Services–5.1%
Diversified Telecommunication Services–3.0%
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17	1,730,000	1,807,850
8.75% Sr. Unsec. Sub. Nts., 3/15/18	1,500,000	1,451,250
Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	1,205,000	1,301,400
8.50% Sr. Unsec. Nts., 4/15/20	810,000	862,650
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	2,405,000	2,486,169
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	2,410,000	2,614,850
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	2,520,000	2,217,600

8	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Diversified Telecommunication Services Continued
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[3]	$2,640,000	$2,732,400

		15,474,169
Wireless Telecommunication Services–2.1%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	3,075,000	2,952,000
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	2,475,000	2,444,063
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	2,610,000	2,626,313
Sprint Capital Corp., 8.75% Nts., 3/15/3[2]	610,000	558,150
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	2,285,000	2,559,200

		11,139,726
Utilities–2.4%
Electric Utilities–0.5%
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	2,290,000	2,501,825
Energy Traders–1.4%
AES Corp. (The):
7.375% Sr. Unsec. Nts., 7/1/21[3]	660,000	737,550
8% Sr. Unsec. Unsub. Nts., 10/15/17	1,080,000	1,233,900
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	1,120,000	1,215,200
7.875% Sr. Sec. Nts., 1/15/23[3]	700,000	766,500
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	2,315,000	2,482,838
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[3]	360,000	361,800
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	735,000	739,594

		7,537,382
Gas Utilities–0.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	2,425,000	2,479,563

Total Corporate Bonds and Notes (Cost $451,780,752)		443,395,201
Corporate Loans–0.4%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/21/17[5,6]	1,002,475	969,268
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 12/2/17[5,6]	1,295,000	1,285,288

Total Corporate Loans (Cost $2,249,438)		2,254,556
Loan Participations–5.8%
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 9/20/19[5]	880,000	873,033
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[5]	710,000	702,900
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan:
5.74%, 7/5/17[5]	1,331,704	1,151,300
5.74%, 7/5/17[5,6]	654,564	565,891
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.889%, 1/29/16[5]	2,130,936	1,700,421

9	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount	Value
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/8/18[5]	$1,280,000	$1,289,066
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche B, 3.709%, 10/19/15[4,5]	4,053,104	2,198,809
Tranche B, 3.709%, 10/19/15[4,5,6]	2,683,926	1,456,030
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[5]	2,565,000	2,567,565
Lone Star Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 8/7/19[5]	1,540,000	1,583,890
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/1/19[5]	2,885,000	2,895,819
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 10%, 6/9/18[5]	1,840,000	1,844,600
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.739%, 7/30/15[5]	2,830,000	2,698,524
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
7.50%, 2/17/17[5,6]	395,000	339,700
9%, 2/17/17[5,6]	2,165,000	1,861,900
Springleaf Financial Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[5]	1,385,000	1,307,836
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
3.739%, 10/10/14[5]	810,000	510,208
3.741%, 10/10/14[5]	2,030,000	1,278,669
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[5]	2,990,000	3,089,666

Total Loan Participations (Cost $30,652,605)		29,915,827

10	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Shares
Preferred Stocks–0.8%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	2,580	2,298,700
Greektown Superholdings, Inc., Cv., Series A-1[7]	25,888	1,825,104

Total Preferred Stocks (Cost $4,943,493)		4,123,804
Common Stocks–1.4%
American Media Operations, Inc.[7]	266,268	3,461,484
Dana Holding Corp.	79,311	1,015,974
Global Aviation Holdings, Inc.[7]	4,500	—
Greektown Superholdings, Inc., Series A-1[7]	3,150	163,800
Kaiser Aluminum Corp.	2,291	118,765
LyondellBasell Industries NV, Cl. A	31,060	1,250,786
Magellan Health Services, Inc.[7]	501	22,710
Orbcomm, Inc.[7]	12,519	40,812
Premier Holdings Ltd.[7]	288,828	—

11	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Shares	Value
Resolute Forest Products[7]	81,960	$949,097

Total Common Stocks (Cost $16,709,088)		7,023,428

	Units
Rights, Warrants and Certificates–0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [7] (Cost $15,531,220)	57,305	2,062

	Shares
Investment Company–4.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[8,9] (Cost $22,430,113)	22,430,113	22,430,113

Total Investments, at Value (Cost $547,476,604)	98.5%	509,183,287
Other Assets Net of Liabilities	1.5	7,983,668

Net Assets	100.0%	$517,166,955

Footnotes to Statement of Investments

*	June 29, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

12	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

2.	Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $4,270,647, which represents 0.83% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	5/14/09-2/8/10	$1,177,472	$1,157,475	$(19,997)
CIT Group, Inc., 7% Sec. Bonds, 5/2/17	10/31/11-2/1/12	1,900,798	1,900,521	(277)
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11	6/8/99-8/1/07	2,746,126	—	(2,746,126)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	433,769	38,296	(395,473)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	3,785,730	—	(3,785,730)
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	2/22/12	1,163,731	1,174,355	10,624

		$11,207,626	$4,270,647	$(6,936,979)

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $140,818,177 or 27.23% of the Fund’s net assets as of June 29, 2012.
4.	Interest or dividend is paid-in-kind, when applicable.
5.	Represents the current interest rate for a variable or increasing rate security.
6.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See accompanying Notes.
7.	Non-income producing security.
8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	34,936,445	206,594,021	219,100,353	22,430,113

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$22,430,113	$52,041

9.	Rate shown is the 7-day yield as of June 29, 2012.

13	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$4,454,406

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$13,472,595
Market Value	$3,589,861
Market Value as a % of Net Assets	0.69%

14	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not

15	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially

16	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

17	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—
Mortgage-Backed Obligations	—	38,296	—	38,296
Corporate Bonds and Notes	—	443,395,201	—	443,395,201
Corporate Loans	—	2,254,556	—	2,254,556
Loan Participations	—	29,915,827	—	29,915,827
Preferred Stocks	—	2,298,700	1,825,104	4,123,804
Common Stocks	3,398,144	3,625,284	—	7,023,428
Rights, Warrants and Certificates	—	—	2,062	2,062
Investment Company	22,430,113	—	—	22,430,113

Total Assets	$25,828,257	$481,527,864	$1,827,166	$509,183,287

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$207,869	$(207,869)
Preferred Stocks	2,953,232	(2,953,232)

Total Assets	$3,161,101	$(3,161,101)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

18	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

19	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

20	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $750 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

21	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of June 29, 2012, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

22	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

For the period ended June 29, 2012, the Fund had ending monthly average notional amounts of $521,500 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 29, 2012, the Fund had no such credit default swaps outstanding.

23	Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$548,147,439

Gross unrealized appreciation	$16,023,490
Gross unrealized depreciation	(54,987,642)

Net unrealized depreciation	$(38,964,152)

24	Oppenheimer Champion Income Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/9/2012